ROIC

RETAIL OPPORTUNITY INVESTMENTS CORPORATION

2nd Quarter 2013
Supplemental Information


SAFEWAY
VONS

Retail Opportunity Investments Corp.
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

www.roireit.net

Overview

Our Company

Retail Opportunity Investments Corporation (Nasdaq:ROIC) is a fully integrated, self-managed real estate investment trust. ROIC specializes in the acquisition, ownership and management of necessity-based community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. At June 30, 2013, ROIC's property portfolio included 50 shopping centers encompassing approximately 5.4 million square feet. Additional information is available at www.roireit.net.

Forward Looking Information

Certain information contained herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate investments that meet the Company's investment standards; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company's filings with the Securities and Exchange Commission, including but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles ("GAAP").

Table of Contents

ROIC

Balance Sheets

(unaudited, dollars in thousands)

	As Of		
	06/30/13	03/31/13	12/31/12
ASSETS:			
Real estate investments:			
Land	$ 328,053	$ 296,177	$ 283,445
Buildings and improvements	721,899	617,112	588,248
Less: accumulated depreciation and amortization	(43,371)	(37,851)	(32,365)
	1,006,581	875,438	839,329
Mortgage notes receivable	10,294	10,294	10,000
Investment in and advances to unconsolidated joint ventures	15,567	15,526	15,295
Real Estate Investments, net	1,032,442	901,258	864,624
Cash and cash equivalents	6,394	6,894	4,692
Restricted cash	2,060	1,880	1,701
Tenant and other receivables	15,009	13,973	12,455
Deposits	2,250	2,000	2,000
Acquired lease intangible asset, net of accumulated amortization	42,300	40,345	41,231
Prepaid expenses	686	3,099	1,246
Deferred charges, net of accumulated amortization	23,432	21,975	21,623
Other assets	2,308	949	1,340
TOTAL ASSETS	$ 1,126,881	$ 992,373	$ 950,912
LIABILITIES:			
Term loan	$ 200,000	$ 200,000	$ 200,000
Credit facility	105,150	18,000	119,000
Mortgage notes payable	81,143	81,753	72,690
Acquired lease intangibles liability, net of accumulated amortization	57,485	56,774	57,372
Accounts payable and accrued expenses	5,965	3,800	6,469
Tenants' security deposits	3,063	2,428	2,337
Other liabilities	16,005	24,387	26,503
TOTAL LIABILITIES	468,811	387,142	484,369
EQUITY:			
Common stock, $.0001 par value 500,000,000 shares authorized	7	7	5
Additional paid-in-capital	722,675	668,342	523,540
Cumulative distributions in excess of net income	(54,892)	(46,486)	(38,851)
Accumulated other comprehensive loss	(9,722)	(16,634)	(18,155)
Total Retail Opportunity Investments Corp. stockholders' equity	658,068	605,229	466,540
Noncontrolling interests	2	2	2
TOTAL EQUITY	658,070	605,231	466,542
TOTAL LIABILITIES AND EQUITY	$ 1,126,881	$ 992,373	$ 950,912

The Company's Form 10-Q for the quarters ended June 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/13	06/30/12	06/30/13	06/30/12
REVENUES:				
Base rents	$20,161	$ 14,197	$39,511	$27,538
Recoveries from tenants	5,693	3,412	10,523	6,516
Mortgage receivable	208	509	412	711
TOTAL REVENUES	26,062	18,118	50,446	34,766
OPERATING EXPENSES:				
Property operating	4,081	3,282	8,240	6,251
Property taxes	2,783	1,735	5,098	3,334
Depreciation and amortization	9,177	7,018	18,058	13,667
General & administrative expenses	2,913	2,597	5,649	5,017
Acquisition transaction costs	519	630	928	753
TOTAL OPERATING EXPENSES	19,473	15,261	37,973	29,022
NET OPERATING INCOME	6,589	2,857	12,473	5,744
NON-OPERATING INCOME (EXPENSES):				
Interest expense and other finance expenses	(3,445)	(2,757)	(7,270)	(5,051)
Gain on bargain purchase	-	3,864	-	3,864
Equity in income of unconsolidated joint ventures	40	459	271	984
Interest income	1	1	1	11
TOTAL NON-OPERATING INCOME (EXPENSES)	(3,404)	1,568	(6,998)	(192)
INCOME FROM CONTINUING OPERATIONS	3,185	4,425	5,475	5,552
Loss from sale of real estate	(714)	-	(714)	-
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 2,471	$ 4,425	$ 4,761	$ 5,552
NET INCOME PER COMMON SHARE - BASIC	$ 0.04	$ 0.09	$ 0.08	$ 0.11
NET INCOME PER COMMON SHARE - DILUTED	$ 0.03	$ 0.09	$ 0.07	$ 0.11
Weighted average common shares outstanding - basic	67,915	50,395	62,652	49,999
Weighted average common shares outstanding - diluted	71,095	50,942	66,486	50,095

The Company's Form 10-Q for the quarters ended June 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

ROIC

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/13	06/30/12	06/30/13	06/30/12
Funds from Operations: (FFO)(1)				
Net income for the period	$ 2,471	$ 4,425	$ 4,761	$ 5,552
Plus:				
Depreciation and amortization expense	9,177	7,017	18,058	13,668
Depreciation and amortization attributable to unconsolidated joint ventures	353	606	705	1,212
Loss from sale of real estate	714	-	714	-
FUNDS FROM OPERATIONS	**$ 12,715**	**$ 12,048**	**$ 24,238**	**$ 20,432**
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.19	$ 0.24	$ 0.39	$ 0.41
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.18	$ 0.24	$ 0.36	$ 0.41
Weighted average common shares outstanding - basic	67,915	50,395	62,652	49,999
Weighted average common shares outstanding - diluted	71,095	50,942	66,501	50,095
Common dividends per share	**$ 0.15**	**$ 0.13**	**$ 0.30**	**$ 0.25**
Cash dividend	**$ 10,850**	**$ 6,562**	**$ 20,747**	**$ 12,516**
FFO Payout Ratio	**85%**	**54%**	**86%**	**61%**

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.

The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The Company's Form 10-Q for the quarters ended June 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

Selected Financial Analyses

(unaudited, in thousands, except per share amounts)

	06/30/13	03/31/13	12/31/12
Year over year same-center cash net operating income change (1)	9.5%	7.9%	7.4%
Number of shopping centers included in same-center analysis	31	30	29
Debt coverage ratios, three months ending:			
Interest coverage ratio (EBITDA/interest expense)	4.5x	4.0x	3.6x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	4.1x	3.7x	3.4x
Net Debt (Total debt less cash & equivalents)/ Annualized EBITDA	6.1x	4.8x	8.2x
Debt/equity ratios, at period end:			
Total debt/total market capitalization	27.4%	23.5%	35.1%
Total debt/total equity market capitalization	37.8%	30.7%	54.2%
Total debt/total book assets	34.3%	30.2%	41.2%
Total debt/undepreciated book value (2)	33.0%	29.1%	39.8%
Secured debt/undepreciated book value (2)	6.9%	7.9%	7.4%
Market capitalization calculations, at period end:			
Common shares outstanding	71,922	66,628	52,857
Warrants outstanding	11,551	20,693	49,399
Common stock price per share	$ 13.90	$ 14.02	$ 12.85
Warrants price per share	$ 2.01	$ 2.00	$ 0.89
Common market equity	$ 999,714	$ 934,119	$ 679,209
Warrants market equity	23,218	41,386	43,965
Total equity market capitalization	$ 1,022,931	$ 975,505	$ 723,175
Total debt end of period	386,293	299,753	391,690
TOTAL MARKET CAPITALIZATION	$ 1,409,224	$ 1,275,259	$ 1,114,864

(1) Same center cash net operating income excludes non-cash revenue items such as straight-line rent and amortization of lease intangibles, debt related expenses and other non-recurring expenses.
(2) Excludes accumulated depreciation on operating assets.

The Company's Form 10-Q for the quarters ended June 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.
The above does not purport to disclose all items required under GAAP.

ROIC

Summary of Debt Outstanding

(unaudited, dollars in thousands)	Outstanding Balance	Effective Interest Rate	GAAP Interest Rate (1)	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Gateway Village I	$ 6,639	5.6%	3.8%	02/01/14	1.7%
Gateway Village II	6,794	5.7%	3.8%	05/01/14	1.8%
Euclid Plaza	8,238	5.2%	3.8%	11/01/14	2.1%
Country Club Gate	12,358	5.0%	4.2%	01/01/15	3.2%
Renaissance Towne Centre	16,626	5.1%	4.8%	06/01/15	4.3%
Gateway Village III	7,415	6.1%	4.8%	07/01/16	1.9%
Bernardo Heights	8,826	5.7%	3.3%	07/11/17	2.3%
Santa Teresa Village	11,130	6.2%	3.3%	02/01/18	2.9%
Interest rate swaps	175,000	4.4%	4.4%	Various	45.7%
Total Fixed Rate Debt	$ 253,026	4.8%	4.3%		66.0%
Variable Rate Debt:					
Credit facility	$ 105,150	1.8%	1.8%	08/29/16	27.4%
Term loan facility	200,000	1.8%	1.8%	08/29/17	52.2%
Interest rate swaps	(175,000)				
Total Variable Rate Debt:	$ 130,150	1.8%	1.8%		34.0%
TOTAL DEBT	$ 383,176	3.7%	3.4%		100.0%
Net unamortized premiums on mortgages	3,117				
TOTAL DEBT - NET	$ 386,293				

Principal Maturities

Principal Maturities	Principal Amortization	Principal due at Maturity	Credit facilities	Total	Percentage of Debt Maturing
2013	$ 719	$ -	$ -	$ 719	0.2%
2014	1,256	21,185	-	22,441	5.9%
2015	669	28,017	-	28,686	7.5%
2016	463	7,120	105,150	112,733	29.4%
2017	361	8,099	200,000	208,460	54.4%
2018	42	10,094	-	10,137	2.6%
	$ 3,510	$ 74,515	$ 305,150	$ 383,176	100.0%
Net unamortized premiums on mortgages				3,117	
				$ 386,293	

Summary of Unencumbered/Encumbered Properties

	# of Properties	GLA	%
Unencumbered	43	4,392,720	89.8%
Encumbered	6	499,299	10.2%
	49	4,892,019	100.0%

(1) Reflects the market interest rate at the date the mortgage was assumed.
Does not include unconsolidated joint venture.

The Company's Form 10-Q for the quarters ended June 30, 2013 and 2012 and Form 10-K for the year ended December 31, 2012 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

2013 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned		Purchase Amount	GLA
1Q 2013						
Diamond Bar Town Center	Diamond Bar, CA	02/01/13	100.0%	$	27,400	100,342
Bernardo Heights Plaza	Rancho Bernardo, CA	02/06/13	100.0%		12,400	37,729
Total 1Q 2013					39,800	138,071
2Q 2013						
Canyon Crossing	Puyallup, WA	04/15/13	100.0%	$	35,000	120,504
Diamond Hills Plaza	Diamond Bar, CA	04/22/13	100.0%		48,000	139,505
Granada Shopping Center	Livermore, CA	06/27/13	100.0%		17,500	69,325
Hawthorne Crossings	San Diego, CA	06/27/13	100.0%		41,500	141,288
Total 2Q 2013					142,000	470,622
Total 2013 Acquisitions				$	181,800	608,693

ROIC

Property Portfolio

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	94.4%	$ 1,122	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	97.6%	1,690	Kmart, SaveMart (Lucky) Supermarket (2)
Mills Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,081	74.5%	1,929	Warehouse Markets, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	97.8%	2,153	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	93.6%	1,832	SaveMart (Lucky) Supermarket, Rite Aid
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	115,984	80.4%	1,627	Safeway Supermarket, US Postal Service
Marlin Cove	Foster City	CA	100.0%	05/04/12	73,186	96.3%	1,652	99 Ranch Market
Green Valley Station	Cameron Park	CA	100.0%	06/15/12	52,245	77.4%	766	CVS
The Village at Novato	Novato	CA	100.0%	07/24/12	20,043	90.6%	506	Trader Joe's
Santa Teresa Village	San Jose	CA	100.0%	11/08/12	125,162	97.6%	2,218	Raleys (Nob Hill) Supermarket
Granada Shopping Center	Livermore	CA	100.0%	06/27/13	69,325	91.1%	770	Lucky Supermarket
Northern California Totals					**1,229,790**	**89.6%**	**17,607**	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	96.5%	1,655	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	100.0%	1,832	Kroger (Food 4 Less) Supermarket, Marshalls
Phillips Village	Pomona	CA	100.0%	02/02/10	123,872	44.9%	618	Fresh Choice Supermarket
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,529	97.7%	2,067	Super King Supermarket
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	96.0%	1,504	Safeway (Vons) Supermarket, CVS (2)
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	93.2%	2,755	Sprouts Farmers Market
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	99.0%	3,235	Stater Brothers Supermarket, Walgreens, Ace Hardware
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	97.1%	2,231	Kroger (Ralph's) Supermarket, Rite Aid
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	100.0%	2,095	CVS
Euclid Plaza	San Diego	CA	100.0%	03/29/12	77,044	100.0%	1,334	Vallarta Supermarket, Walgreens
Seabridge Marketplace	Oxnard	CA	100.0%	05/31/12	93,784	95.2%	1,451	Safeway (Vons) Supermarket
Glendora Shopping Center	Glendora	CA	100.0%	08/01/12	106,535	96.9%	1,131	Albertson's Supermarket
Bay Plaza	San Diego	CA	100.0%	10/05/12	73,324	87.7%	1,623	Seafood City Supermarket
Cypress Center West	Cypress	CA	100.0%	12/04/12	106,451	97.5%	1,781	Kroger (Ralph's) Supermarket, Rite Aid
Redondo Beach Plaza	Redondo Beach	CA	100.0%	12/28/12	110,509	100.0%	1,984	Safeway (Vons) Supermarket, Petco
Harbor Place Center	Garden Grove	CA	100.0%	12/28/12	119,821	100.0%	1,452	AA Supermarket, Ross Dress For Less
Bernardo Heights Plaza	Rancho Bernardo	CA	100.0%	02/06/13	37,729	100.0%	850	Sprouts Farmers Market
Diamond Bar Town Center	Diamond Bar	CA	100.0%	02/01/13	100,342	84.8%	1,657	National grocery tenant
Diamond Hills Plaza	Diamond Bar	CA	100.0%	04/22/13	139,505	97.9%	3,117	H-Mart Supermarket, Rite Aid
Hawthorne Crossings	San Diego	CA	100.0%	06/27/13	141,288	95.0%	2,894	Mitsuwa Supermarket, Ross Dress For Less, Staples
Southern California Totals					**2,023,624**	**93.4%**	**37,268**	

(1) Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at June 30, 2013. Annual base rent does not include concessions or future rent increases.
(2) These retailers own their own space and are not tenants of the Company.

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	95.7%	905	Albertson's Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	135,896	97.2%	2,999	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	92.6%	861	Starbucks, West Coast Bank, FedEx Kinko's
Wilsonville Old Town Square	Wilsonville	OR	100.0%	07/15/10	49,937	97.4%	1,636	Kroger (Fred Meyer) **(2)**
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	100.0%	1,452	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	91.4%	1,554	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	98,321	81.4%	820	Rite Aid, Ross Dress For Less
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	94.6%	773	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	97.8%	2,208	Albertson's Supermarket, Dollar Tree, Marshalls
Portland Metropolitan Totals					**896,269**	**94.5%**	**13,209**	
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	635	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,317	Haggen Food & Pharmacy
Crossroads **(3)**	Bellevue	WA	49.0%	12/23/10	463,395	98.8%	7,983	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	100.0%	1,611	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	100.0%	1,802	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,786	IGA Supermarket, TJMaxx
Gateway Shopping Center	Marysville	WA	100.0%	02/16/12	106,104	97.9%	2,487	WinCo Foods **(2)**, Rite Aid, Ross Dress For Less
Aurora Square	Shoreline	WA	100.0%	05/02/12	38,030	100.0%	311	Central Supermarket
Canyon Crossing	Puyallup	WA	100.0%	04/15/13	120,504	76.2%	1,831	Safeway Supermarket
Seattle Metropolitan Totals					**1,205,731**	**97.0%**	**19,764**	
TOTAL SHOPPING CENTERS					**5,355,414**	**93.5%**	**$ 87,848**	

(1) Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at June 30, 2013. Annual base rent does not include concessions or future rent increases.
(2) These retailers own their own space and are not tenants of the Company.
(3) The Company owns a JV interest in Crossroads. The data above includes the total GLA, leased percentage and ABR at Crossroads.

Top Ten Tenants

(Based on ABR for Wholly-owned Properties)

	Tenant	Number of Leases	ABR	Percent of Total ABR (1) (2)	GLA	Percent of Total Leased GLA (2)
1	Safeway Supermarket	9	$ 5,012	6.3%	475,182	10.5%
2	Rite Aid	9	2,331	2.9%	167,272	3.7%
3	Kroger Supermarket	4	1,902	2.4%	154,592	3.4%
4	Marshalls / T.J. MAXX	4	1,502	1.9%	101,154	2.2%
5	Ross Dress For Less	4	1,391	1.7%	105,115	2.3%
6	Raley's Supermarket	2	1,361	1.7%	92,318	2.0%
7	Albertson's Supermarket	4	1,354	1.7%	201,445	4.4%
8	JP Morgan Chase	10	1,188	1.5%	40,606	0.9%
9	Sprouts Farmers Market	2	1,040	1.3%	51,113	1.1%
10	Haggen Food & Pharmacy	1	836	1.0%	53,500	1.2%
		49	$ 17,917	22.4%	1,442,297	31.7%

(1) Annual base rent ("ABR") is equal to monthly rent, on an annualized basis, at June 30, 2013. Annual base rent does not include concessions or future rent increases.
(2) Percent of Total ABR and Percent of Total Leased GLA do not include the JV in the denominator.

ROIC

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring (1)	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	0	-	0.0%	$ -	0.0%
2014	3	91,406	2.0%	13.25	1.5%
2015	4	147,355	3.2%	6.21	1.1%
2016	7	242,800	5.3%	8.70	2.6%
2017	6	184,730	4.1%	8.50	2.0%
2018	9	235,315	5.2%	15.15	4.5%
2019	7	178,404	3.9%	12.99	2.9%
2020	5	149,974	3.3%	8.84	1.7%
2021	3	110,790	2.4%	6.61	0.9%
2022+	25	1,111,608	24.4%	13.68	19.0%
	69	2,452,382	53.9%	$ 11.81	36.3%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	71	135,760	3.0%	$ 28.26	4.8%
2014	138	276,438	6.1%	24.38	8.4%
2015	148	353,735	7.8%	22.25	9.9%
2016	158	302,182	6.6%	24.59	9.3%
2017	149	334,039	7.3%	24.30	10.2%
2018	97	241,045	5.3%	23.82	7.2%
2019	19	68,696	1.5%	25.39	2.2%
2020	13	45,983	1.0%	23.42	1.3%
2021	19	80,963	1.8%	22.15	2.2%
2022+	62	255,550	5.6%	25.66	8.2%
	874	2,094,391	46.1%	$ 24.31	63.7%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2013	71	135,760	3.0%	$ 28.26	4.8%
2014	141	367,844	8.1%	21.61	10.0%
2015	152	501,090	11.0%	17.54	11.0%
2016	165	544,982	12.0%	17.51	11.9%
2017	155	518,769	11.4%	18.67	12.1%
2018	106	476,360	10.5%	19.54	11.7%
2019	26	247,100	5.4%	16.44	5.1%
2020	18	195,957	4.3%	12.26	3.0%
2021	22	191,753	4.2%	13.17	3.2%
2022+	87	1,367,158	30.1%	15.92	27.3%
	943	4,546,773	100.0%	$ 17.57	100.0%

Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options.

Leasing Summary

(Wholly-owned Properties)

New Leases

	For the Three Months Ended June 30, 2013			For the Six Months Ended June 30, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	25	-	25	45	2	47
Gross Leasable Area (sq. ft.)	45,897	-	45,897	81,294	105,243	186,537
Initial Base Rent ($/sq. ft.)	$ 18.99	$ -	$ 18.99	$ 19.74	$ 8.94	$ 13.65
Tenant Improvements ($/sq. ft.)	$ 14.99	$ -	$ 14.99	$ 12.81	$ 3.82	$ 7.74
Leasing Commissions ($/sq. ft.)	$ 2.61	$ -	$ 2.61	$ 2.35	$ 0.71	$ 1.42

Renewals

	For the Three Months Ended June 30, 2013			For the Six Months Ended June 30, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	23	-	23	35	-	35
Gross Leasable Area (sq. ft.)	36,678	-	36,678	67,238	-	67,238
Initial Base Rent ($/sq. ft.)	$ 25.49	$ -	$ 25.49	$ 23.38	$ -	$ 23.38
Tenant Improvements ($/sq. ft.)	$ 0.27	$ -	$ 0.27	$ 0.22	$ -	$ 0.22
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ -	$ -	$ -

Total

	For the Three Months Ended June 30, 2013			For the Six Months Ended June 30, 2013		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Number of Leases	48	-	48	80	2	82
Gross Leasable Area (sq. ft.)	82,575	-	82,575	148,532	105,243	253,775
Initial Base Rent ($/sq. ft.)	$ 21.88	$ -	$ 21.88	$ 21.39	$ 8.94	$ 16.23
Tenant Improvements ($/sq. ft.)	$ 8.45	$ -	$ 8.45	$ 7.11	$ 3.82	$ 5.74
Leasing Commissions ($/sq. ft.)	$ 1.45	$ -	$ 1.45	$ 1.29	$ 0.71	$ 1.05

Anchor tenants are leases equal to or greater than 15,000 square feet.

Investor Information

Retail Opportunity Investments Corp.
www.roireit.net
NASDAQ: ROIC
8905 Towne Centre Drive, Suite 108
San Diego, CA 92122

Investor Relations:
Ashley Bulot
abulot@roireit.net
858.255.4913 (o)
760.688.8647 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Green Street	Jason White	949.640.8780
KeyBanc Capital Markets	Todd Thomas	917.368.2286
Raymond James	RJ Milligan	727.567.2660